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                                                                   EXHIBIT 10.11

                           NELSON COMMUNICATIONS INC.
                            1998 STOCK INCENTIVE PLAN

                       (EFFECTIVE AS OF OCTOBER 27, 1998)


                  SECTION 1. Purpose.

                  The purpose of the Nelson Communications Inc. 1998 Stock Incentive Plan (the "Plan") is to enable Nelson Communications Inc. (the "Company") and any Related Company (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

                  SECTION 2. Types of Awards.

                  2.1 Awards under the Plan may be in the form of (i) Stock Options; (ii) rights to purchase common stock of the Company ("Restricted Stock"); and (iii) Deferred Stock.

                  2.2 An eligible employee may be granted one or more types of awards.

                  SECTION 3. Administration.

                  3.1 The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or such other committee appointed either by the Board of Directors of the Company (the "Board") or by such Compensation Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3 as promulgated under
Section 16(b) of the Exchange Act, appointed by the Board or by the Compensation Committee of the Board, and provided further, to the extent determined necessary to satisfy the requirements for the exception for "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to awards hereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors," within the meaning of Code Section 162(m), appointed by the Board or by the Compensation Committee of the Board. Members of the Committee shall serve at the pleasure of the Board.



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                  3.2 The Committee shall have the authority to grant awards to eligible employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

                  (a) to determine whether and to what extent any award or combination of awards will be granted hereunder;

                  (b) to select the employees to whom awards will be granted;

                  (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder;

                  (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

                  (e) to determine the treatment of awards upon an employee's retirement, disability, death, termination for cause or other termination of employment;

                  (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Stock on a given date as reported on the New York Stock Exchange;

                  (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (including Stock Options)
                           (i) will be paid to the holder of the award currently, (ii) will be deferred and deemed to be reinvested, (iii) will otherwise be credited to the holder of the award, or (iv) that the holder of the award has no rights with respect to such dividends;

                  (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an employee, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;



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                  (i)      to amend the terms of any award, prospectively or
                           retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

                  (j) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

                  3.3 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

                  3.4 The Committee may from time to time delegate to one or more officers of the Company or any Related Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Exchange Act. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may issue pursuant to awards made hereunder.

                  3.5 Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to the grant of an award hereunder (and, as applicable, with respect to the disposition to the Company of Stock hereunder), or as otherwise determined advisable by the Committee, the terms of the grant of awards (and, as applicable, any related disposition to the Company) under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to grant awards under the Plan, including, but not limited to, the authority of the Committee to grant awards qualifying for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder.

                  SECTION 4.                Stock Subject to Plan.

                  4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 4,500,000. The shares of Stock hereunder may consist of authorized but unissued shares or treasury shares. Shares of Stock reserved and available for distribution under the Plan shall be subject to further adjustment as provided below.

                  4.2 To the extent a Stock Option is surrendered, canceled or terminated without having been exercised, or an award is surrendered, canceled or terminated without the award holder having received payment of the award, or shares awarded are surrendered, canceled, repurchased at less than fair market value or forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Notwithstanding the foregoing, surrender, cancellation, termination or forfeiture of a Stock Option, to the extent provided under Code Section 162(m) and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on available shares described in Section


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4.1. At no time will the overall number of shares issued under the Plan plus the number of shares covered by outstanding awards under the Plan exceed the aggregate number of shares authorized under the Plan. At no time will the number of shares issued under the Plan to any individual plus the number of shares covered by a previous award to such individual under the Plan with respect to a Stock Option, whether or not outstanding, exceed the maximum number of shares which may be distributed with respect to Stock Options granted under the Plan to any individual.

                  4.3 In the event of any merger, reorganization, consolidation, sale of all or substantially all of the Company's assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of shares reserved for issuance under the Plan, the aggregate number of shares of Stock available for distribution under the Plan to any single individual with respect to a Stock Option awarded hereunder, the identity of the stock or other securities to be issued under the Plan, the number of shares subject to outstanding awards and the amounts to be paid by award holders, the Company or any Related Company, as the case may be, with respect to outstanding awards.


                  SECTION 5.                Eligibility.

                  Officers and other employees of the Company and Related Companies are eligible to be granted awards under the Plan. A director of the Company or a Related Company who is not also an employee of the Company or a Related Company will not be eligible to be granted awards under the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.


                  SECTION 6.                Stock Options.

                  6.1 The Stock Options awarded under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422 of the Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

                  6.2 Subject to the following provisions, Stock Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee.



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                  (b)      Option Term. The term of each Stock Option shall be
                           determined by the Committee, but in no case shall the term of a Stock Option exceed ten years and a day.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part. Notwithstanding the foregoing, in no event may an optionee exercise a Stock Option during the 12-month period following a hardship withdrawal by the optionee from the Nelson Communications, Inc. Savings/Investment Plan.

                  (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of unrestricted shares of Stock owned by the optionee for at least six months or subject to awards hereunder, any other manner permitted by law as determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.

                  (e) No Stockholder Rights. An optionee shall have neither rights to dividends (other than amounts credited in accordance with Section 3.2(g)) nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

                  (f) Surrender Rights. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

                  (g) Non-transferability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

                  (h) Termination of Employment. If an optionee's employment with the Company or a Related Company terminates by reason of death, disability,


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                           retirement, voluntary or involuntary termination or
                           otherwise, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide that, notwithstanding the option term determined pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

                  6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Incentive Stock Option (or, in the case of an employee who owns Stock possessing more than 10% of the total voting power of all classes of stock of the Company (or its parent or subsidiary corporation) (a "10% shareholder"), have an option price which is less than 110% of the fair market value of the Stock on the date of grant), (ii) be exercisable more than ten years (or, in the case of a 10% shareholder, five years) after the date such Incentive Stock Option is awarded, or (iii) be awarded more than ten years after the date of the adoption of the Plan. Notwithstanding anything to the contrary in this Plan, only employees of the Company or a parent or subsidiary of the Company (as defined in Code Sections 424(e) and 424(f)) shall be eligible to receive awards of Incentive Stock Options. By accepting an Incentive Stock Option granted under the Plan, each such optionee agrees, and any agreement or letter evidencing such option grant shall so provide, that he or she will notify the Company in writing immediately after such optionee makes a "disqualifying disposition" (as provided in Sections 421, 422 and 424 of the Code and the treasury regulations thereunder) of any Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan.


                  SECTION 7.                Restricted Stock.

                  Subject to the following provisions, all awards of rights to purchase Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) The Restricted Stock award shall specify the number of rights to purchase and number of shares of Restricted Stock that may be purchased, the price, if any, to be paid by the recipient of the rights to purchase Restricted Stock (which shall in no event be less than par value), and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon


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                           the completion of a specified period of service with
                           the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine. Notwithstanding the foregoing, in no event may an employee purchase Restricted Stock during the 12-month period following a hardship withdrawal by the employee from the Nelson Communications, Inc. Savings/Incentive Plan.

                  (b) Stock certificates representing the Restricted Stock awarded to an employee shall be registered in the employee's name, but the Committee may direct that such certificates be held by the Company on behalf of the employee. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the employee until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the employee (or his or her designated beneficiary in the event of death) free of all restrictions.

                  (c) The Committee may provide that the employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                  (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee shall provide that (i) the purchase price paid by the employee with respect to such shares shall be returned to the employee or (ii) a cash payment equal to such Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the employee.

                  (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the employee's Restricted Stock.

                  SECTION 8. Deferred Stock Awards.



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                  Subject to the following provisions, all awards of Deferred
Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

                  (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any employee and the duration or the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Committee may condition the award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Committee may determine.

                  (b) Except as may be permitted by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                  (c) At the expiration of the Deferral Period, the employee (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock or (iii) a combination of shares and cash, as the Committee may determine.

                  (d) Except as may be provided by the Committee, in the event of an employee's termination of employment before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

                  (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award.


                  SECTION 9.        Tax Withholding.

                  9.1 Each employee shall, no later than the date as of which the value of an award (or portion thereof) first becomes includible in the employee's income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award (or portion thereof). The obligation of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee including, but not limited to, the right to withhold shares of stock otherwise deliverable to the employee with respect to any awards hereunder.


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                  9.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to any awards hereunder satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to the employee with respect to the award, (ii) delivering to the Company shares of unrestricted Stock, or (iii) through any combination of withheld and delivered shares of Stock, as described in (i) and (ii).


                  SECTION 10.       Amendments and Termination.

                  The Board or the Committee may discontinue the Plan at any time and may amend it from time to time. No such action of the Board or the Committee shall require the approval of the stockholders of the Company, unless such stockholder approval is required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or is otherwise determined necessary or desirable, in the sole discretion of the Committee, to enable transactions associated with grants of Stock Options, rights to purchase Restricted Stock, or Deferred Stock awards and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Exchange Act or to qualify for the exception for qualified performance-based compensation under Section 162(m) of the Code. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent.


                  SECTION 11.       Change in Control.

                  11.1 Unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant, in the event of the earliest of (i) the occurrence of a Change in Control, (ii) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Change in Control of the type described in 11.2(a) below, or (iii) the publication or dissemination of an announcement of action intended to result in a Change in Control of the type described in 11.2(b) or (c) below, and solely with respect to awards held by an individual in service with the Company or a Related Company at the time of any such event described in (i) through (iii) above:

                  (a) all outstanding Stock Options awarded under the Plan shall become fully exercisable and vested; and

                  (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

                  11.2     As used herein a "Change in Control" shall be:


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                  (a)      the reorganization, merger or consolidation of the
                           Company with one or more corporations as a result of which the common stock of the Company is exchanged for or converted into cash or property or securities not issued by the Company, whether or not the reorganization, merger or consolidation shall have been affirmatively recommended to the Company's stockholders by a majority of the members of the Board;

                  (b) the acquisition of all or substantially all of the Company's consolidated property or assets or of more than 35% of the voting stock of the Company by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act, unless such person had beneficial ownership of at least 10% of the voting stock of the Company as of the effective date of this Plan; or

                  (c) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period).

                  11.3 Notwithstanding anything to the contrary contained herein, neither the initial public offering of the common stock of the Company, nor the temporary holding of Company securities by an underwriter pursuant to an offering of such securities, shall be deemed to constitute, or otherwise be treated as, an event described in clauses (i) through (iii) of Section 11.1.


                  SECTION 12.       General Provisions.

                  12.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  12.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award


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hereunder shall confer upon any employee of the Company or a Related Company any right to continued employment.

                  12.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

                  12.4 No member of the Board or the Committee, nor any officer or employee of the Company or a Related Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board and the Committee, and all officers or employees of the Company and Related Companies acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  SECTION 13.       Effective Date and Duration.

                  The Plan shall be effective on October 27, 1998, subject, to the extent required by law, to approval by the Company's stockholders. No awards of Stock Options, rights to purchase Restricted Stock, or Deferred Stock shall be made under the Plan after October 26, 2008.



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